EXHIBIT 10.7

Execution Version

AMENDMENT NO. 1 TO TRANCHE A SECURITY AGREEMENT

This Amendment No. 1 to Tranche A Security Agreement (this “Amendment”) is entered into as of April 4, 2006, by and between Radnor Holdings Corporation (the “Company”), each of the other Obligors identified on the signature pages hereof and Tennenbaum Capital Partners, LLC, as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”).

RECITALS

WHEREAS, the Obligors and the Collateral Agent are parties to that certain Tranche A Security Agreement dated as of December 1, 2005 (the “Tranche A Security Agreement”; each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term (whether directly or by reference to another agreement or document) in the Tranche A Security Agreement);

WHEREAS, the Obligors and the Collateral Agent are party to that certain Amendment No. 1 to Credit Agreement of even date herewith, pursuant to which the Company has requested that the Lenders party thereto make additional loans to the Company in an aggregate principal amount not to exceed $23,500,000;

WHEREAS, the Company and each other Obligor will benefit by virtue of such additional loans and the other financial accommodations extended to Company by the Agent and the Lenders from time to time; and

WHEREAS, the execution and delivery by the Obligors of this Amendment is a condition precedent to the obligations of the Lenders to make such additional loans.

NOW, THEREFORE, the parties agree as follows:

I. AMENDMENTS

Section 1.1. Amendment to the Preambles of the Tranche A Security Agreement. The Preambles of the Tranche A Security Agreement are hereby amended by deleting the final paragraph thereof and replacing it with the following:

“The Obligors, the other Guarantors party thereto, the Lenders party thereto and Tennenbaum Capital Partners, LLC, as Agent, are parties to that certain Amendment No. 1 to the Credit Agreement, dated as of April 4, 2006 (“Amendment No. 1”). The Credit Agreement, as amended thereby, provides, subject to the terms and conditions thereof, for the extension of the Tranche C Loans referenced therein (the “Tranche C Loans”) by the Company to the Lenders

referenced therein in an initial aggregate principal or face amount not exceeding $23,500,000, which Tranche C Loans and all other Obligations (as defined in the Credit Agreement) are guaranteed by certain of the Obligors and the other Guarantors referenced therein.

To induce said Lenders to make the Tranche A Loans and the Tranche C Loans, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Obligor has agreed to grant a security interest in the Tranche A Collateral (as hereinafter defined) as security for the Secured Obligations (as hereinafter defined). Accordingly, the parties hereto agree as follows:”

Section 1.2. Amendment to Section 1(c) of the Tranche A Security Agreement. Section 1(c) of the Tranche A Security Agreement is hereby amended by deleting and replacing, or adding thereto, as the case may be, the following definitions in proper alphabetical order:

““Material Adverse Effect” means a material adverse effect on the business, assets, consolidated financial condition or results of operations or business prospects of the Company and its Subsidiaries taken as a whole, or on the ability of any Obligor to perform its obligations under the Credit Agreement, any Tranche A Note, any Tranche C Note or any Tranche A Collateral Document.”

““Secured Obligations” means, collectively, (a) in the case of the Company, the principal of, Prepayment Premium, if any, and interest on, the Tranche A Loans and the Tranche C Loans and all other amounts whatsoever now or hereafter from time to time owing by the Company to the Secured Parties, or any of them, under the Credit Agreement, the Tranche A Notes, the Tranche C Notes or any Tranche A Collateral Document, (b) in the case of the other Obligors, the obligations of said Obligors in respect of the Guarantees and all other amounts whatsoever now or hereafter from time to time owing by said Obligors to the Secured Parties, or any of them, under the Credit Agreement or any Tranche A Collateral Document, and (c) all other Obligations, except, in each case, the principal of, prepayment premium, if any, and interest on, the Tranche B Loans and the Guarantees of payment thereof.”

““Secured Parties” means, collectively, the Lenders holding (and the beneficial owners of any interest in) the Tranche A Loans, the Tranche C Loans, the Agent and the Collateral Agent.”

II. REPRESENTATIONS AND WARRANTIES; REAFFIRMATION

Section 2.1. Representations and Warranties. Each Obligor hereby represents and warrants that the representations and warranties contained in the Tranche A Security Agreement are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of the date of this Amendment, and that no Default or Event of Default has occurred and is continuing.

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Section 2.2. Reaffirmation. Each Obligor hereby pledges and ratifies, acknowledges and confirms its pledge to the Collateral Agent for the benefit of the Secured Parties and hereby grants and ratifies, acknowledges, confirms and continues its grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of such Obligor’s right, title and interest in, to and under the Collateral to secure the payment and performance of the Secured Obligations, as amended hereby.

III. MISCELLANEOUS.

Section 3.1. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall he deemed an original, but all of which together shall constitute one instrument.

Section 3.2. Operative Document. This Amendment shall constitute an Operative Document and shall be subject to the provisions regarding governing law, waiver of jury trial, jurisdiction and venue applicable to the Credit Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the day and year first above written.

OBLIGORS:

RADNOR HOLDINGS CORPORATION

By:	/s/ Michael T. Kennedy
Name:	Michael T. Kennedy
Title:	President

WINCUP HOLDINGS, INC.

By:	/s/ Michael T. Kennedy
Name:	Michael T. Kennedy
Title:	President

RADNOR CHEMICAL CORPORATION

By:	/s/ Paul D. Ridder
Name:	Paul D. Ridder
Title:	President

STYROCHEM U.S., LTD.

By:	STYROCHEM GP, L.L.C., its general partner

By:	RADNOR CHEMICAL CORPORATION, its sole member

By:	/s/ Paul D. Ridder
Name:	Paul D. Ridder
Title:	President

[Amendment No. 1 to Tranche A Security Agreement]

RADNOR DELAWARE II, INC.

By:	/s/ Paul D. Ridder
Name:	Paul D. Ridder
Title:	President

STYROCHEM DELAWARE, INC.

By:	/s/ Paul D. Ridder
Name:	Paul D. Ridder
Title:	President

WINCUP TEXAS, LTD.

By:	WINCUP GP, L.L.C., its general partner

By:	WINCUP HOLDINGS, INC., its sole member

By:	/s/ Michael T. Kennedy
Name:	Michael T. Kennedy
Title:	President

STYROCHEM GP, L.L.C.

By:	RADNOR CHEMICAL CORPORATION, its sole member

By:	/s/ Paul D. Ridder
Name:	Paul D. Ridder
Title:	President

STYROCHEM LP, L.L.C.

By:	RADNOR CHEMICAL CORPORATION, its sole member

By:	/s/ Paul D. Ridder
Name:	Paul D. Ridder
Title:	President

[Amendment No. 1 to Tranche A Security Agreement]

WINCUP GP, L.L.C.

By: WINCUP HOLDINGS, INC., its sole member

By:	/s/ Michael T. Kennedy
Name:	Michael T. Kennedy
Title:	President

WINCUP LP, L.L.C.

By: WINCUP HOLDINGS, INC., its sole member

By:	/s/ Michael T. Kennedy
Name:	Michael T. Kennedy
Title:	President

[Amendment No. 1 to Tranche A Security Agreement]

COLLATERAL AGENT

TENNENBAUM CAPITAL PARTNERS, LLC, as Collateral Agent

By:	/s/ José Feliciano
Name:	José Feliciano
Title:	Partner

[Amendment No. 1 to Tranche A Security Agreement]